Corporate Overview August 2019 Exhibit 99.2

Legal Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of PhaseBio Pharmaceuticals, Inc. (“we,” “us” or “our”) our business strategy and plans, the preclinical and clinical development of our product candidates and our objectives for future operations, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, clinical development, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation.

Company Overview

Therapeutic Focus	Clinical-stage biopharma company focused on the development and commercialization of novel therapies to treat orphan diseases, with an initial focus on cardiopulmonary indications
Product Candidates	**PB2452** – Novel agent for immediate and sustained reversal of ticagrelor, the preferred antiplatelet therapy of the American College of Cardiology, the American Heart Association and European Society of Cardiology **PB1046** – Once-weekly novel treatment for pulmonary arterial hypertension (PAH), based on elastin-like polypeptide (ELP) technology, that is vasodilatory, potentially disease-modifying and complementary to current standard-of-care therapies
Platform Technology	**ELP Technology** • Extends circulating half-life of proteins and peptides and provides a sustained-release mechanism • Enhances solubility, stability and bioavailability, provides extended drug exposure • Creates product candidates that are straightforward to manufacture and administer

Milestones & Catalysts

2019			
✓	PB2452	March 17, 2019	Late-breaking oral presentation of full Phase 1 results at the American College of Cardiology's Annual Scientific Session/ Simultaneous publication in *New England Journal of Medicine*
✓	PB2452	April 8, 2019	Granted Breakthrough Therapy designation by FDA
✓	PB2452	1H 2019	Dosed first patient in Phase 2a trial in healthy older and elderly adults
✓	PB2452	June 17, 2019	Reported preliminary results from Phase 2a trial in healthy older and elderly adults
	PB2452	Q4 2019	Initiate large Phase 2b trial in healthy older adults to support BLA safety database
2020			
	PB1046	2020	Report Phase 2b data
	PB2452	Q1 2020	Initiate Phase 3 trial based on plan to pursue accelerated approval pathway

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PHASEBio

PHASEBio A Clinical Stage, Orphan Disease-Focused Biopharmaceutical Company

Program	Indication/Therapeutic Area	Pre-Clinical	Phase 1	Phase 2	Phase 3	WW Commercial Rights	Milestones
PB2452	Reversal of Ticagrelor Antiplatelet Activity	Phase 2 ongoing ***Breakthrough Therapy designation granted in April 2019***				PHASEBio	**Q4 2019:** • Initiate Phase 2b trial **Q1 2020:** • Initiate Phase 3 trial based on plan to pursue accelerated regulatory pathway
PB1046	Pulmonary Arterial Hypertension (PAH)	Phase 2 ongoing				PHASEBio	**2020:** • Report Phase 2b trial results
GLP2-ELP	Short Bowel Syndrome	IND-enabling activities				PHASEBio	
CNP-ELP	Achondroplasia	Late research				PHASEBio	
Early Programs	**PROPRIETARY LONG ACTING INJECTABLE RECOMBINANT BIOPOLYMERS** (Elastin-like Polypeptides – ELPs)						

ELP TECHNOLOGY PLATFORM DRIVES INTERNAL DISCOVERY

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PHASEBio

Corporate

Recent Corporate Highlights

- **Announced receipt of meeting minutes from PB2452 End-of-Phase 1 meeting with FDA: August 2019**
  - FDA agreement on development plan and Accelerated Approval regulatory path
  - Single, non-randomized, open label Phase 3 trial in both surgical and major bleeding populations planned to support a Biologics License Application
- **Reported positive preliminary PB2452 Phase 2a results: June 2019**
  - Observed efficacy, safety and tolerability profile consistent with previously published Phase 1 trial
- **Completed underwritten public offering of common stock: April 2019**
  - PhaseBio received $46.3M in net proceeds, after deducting underwriting discounts and commissions and offering expenses
- **PB2452 granted Breakthrough Therapy designation by FDA: April 2019**
  - Breakthrough Therapy designation is designed to expedite the development and review of promising new drugs
- **Reported PB2452 Phase 1 results: March 2019**
  - Presented as a late breaking oral presentation at the American College of Cardiology's Annual Scientific Session on March 17, 2019
  - Simultaneously published in the *New England Journal of Medicine*
- **Executed PB1023 licensing deal with ImmunoForge: April 2019**
  - PhaseBio granted ImmunoForge an exclusive, worldwide license, with rights to sublicense, to PB1023 for the development and commercialization of treatments for all diseases except diabetes, obesity and non-alcoholic steatohepatitis
- **Secured up to $15 million term loan facility from Silicon Valley Bank and WestRiver Innovation Lending Fund: March 2019**
  - Funds used to repay existing $7.5M term loan in full and support advancement of PB2452
- **Cash balance as of June 30, 2019: $90.3M**
  - Well capitalized and focused on executing development plan

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PHASEBio

Second-Quarter 2019 Financial Highlights Operating expense: $10.2M R&D: $7.8M SG&A: $2.4M Loss from Operations: ($9.5M) Net Loss of ($9.2M) or ($0.33) per share 27.9M shares used for computing Q2 2019 net loss per share Cash and cash equivalents as of 06/30/2019: $90.3M All values in USD millions except share counts and net loss per share Numbers may not sum to totals due to rounding

Experienced Management Team

JONATHAN MOW Chief Executive Officer	Amylin Pharmaceuticals, Corus Pharma, PathoGenesis, BMS
JOHN SHARP Chief Financial Officer	Ligand Pharmaceuticals, HUYA Bioscience, Sequenom, Diversa
JOHN LEE, MD, PhD, FACC Chief Medical Officer	Merck, BMS, Quintiles
SUSAN ARNOLD, PhD VP of Preclinical & CMC	Targeted Genetics, Viromed Biosafety Labs, BioRexis, NuPathe
JIM BALLANCE, PhD VP Research & Scientific Affairs	Delta Biotechnology, Aventis Behring, BioRexis
MICHAEL YORK VP Corp Development & Commercial Strategy	Orexigen, Amylin Pharmaceuticals, Santarus, Amgen, AstraZeneca
GLEN BURKHARDT VP Human Resources	Hologic, Onyx Pharmaceuticals, Eli Lilly

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PHASEBio

PB2452 – Reversal Agent for Ticagrelor

PB2452 - Novel reversal agent for Brilinta (ticagrelor)

- Human monoclonal antibody fragment (Fab), delivered intravenously in the hospital
- Phase 1 Proof of Concept Study completed
  - Selected for late-breaking oral presentation American College of Cardiology's Annual Scientific Session (March 17, 2019)
  - Simultaneously published in the *New England Journal of Medicine*
- Immediate and sustained reversal of ticagrelor antiplatelet effects
  - $P2Y_{12}$ receptor antagonist with demonstrated superior efficacy to clopidogrel
- Reversal agent availability would differentiate ticagrelor on safety vs. other oral antiplatelet agents
  - Growth in ticagrelor share of $P2Y_{12}$ market would increase need for reversal agent

<u>Significant unmet need for antiplatelet agent reversal</u>

Major Bleeding	Urgent Surgery or Intervention
• All oral antiplatelet agents have the potential to cause major bleeding, which can be severe or even fatal • PB2452 immediately and sustainably reverses the antiplatelet effects of ticagrelor	• Currently oral $P2Y_{12}$ agents, including ticagrelor, require a ≥5 day washout prior to surgery[1,2] ▪ Urgent surgery cannot wait 5 days ▪ High thrombotic risk during washout • In the Phase 1 study, PB2452 immediately and sustainably reversed ticagrelor inhibition of platelet activation ▪ Enables immediate surgery

1. Plavix/clopidogrel Prescribing Information: https://packageinserts.bms.com/pi/pi_plavix.pdf, https://www.ema.europa.eu/en/documents/product-information/plavix-epar-product-information_en.pdf
2. Brilinta/Brilique/ticagrelor Prescribing Information: https://www.azpicentral.com/brilinta/brilinta.pdf#page=1, https://www.ema.europa.eu/en/documents/product-information/brilique-epar-product-information_en.pdf

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PHASEBio

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PB2452: Well-Characterized Mechanism of Reversal of Ticagrelor


ADP
ADP
Platelet

1. ADP binds to $P2Y_{12}$ receptor causing platelet aggregation


Ticagrelor
ADP
$P2Y_{12}$
Receptor

This is a reversible process with ticagrelor cycling on/off the $P2Y_{12}$ receptors

2. Ticagrelor binds to $P2Y_{12}$, inhibiting ADP-induced platelet aggregation


PB2452

3. PB2452 binds to free ticagrelor with very high affinity


ADP

4. PB2452:ticagrelor binding is preferential to ticagrelor:$P2Y_{12}$ binding


ADP
ADP
Platelet

5. As free ticagrelor is eliminated, ADP can again activate the $P2Y_{12}$ receptor, restoring platelet activity



6. PB2452:ticagrelor is eliminated from the bloodstream

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PB2452 End of Phase 1 Meeting
Meeting Results and Next Steps

- FDA has agreed that Accelerated Approval pathway is the appropriate regulatory pathway for PB2452
- Single, non-randomized, open label Phase 3 trial in both surgical and major bleeding populations planned to support a Biologics License Application (BLA)
  - BLA submission for Accelerated Approval to include data from interim analysis of first 100 subjects in the Phase 3 trial, targeting ~50 subjects in each of the major bleeding and surgical populations
  - VerifyNow® PRUTest® biomarker confirmed as the primary efficacy endpoint; has demonstrated high degree of correlation with other platelet function assays in Phase 1 and Phase 2a trials of PB2452
  - FDA recommended enrollment of 200 total patients in the Phase 3 trial to support full approval for surgical and major bleeding populations
- Ongoing Phase 2a trial will explore PB2452 reversal of supratherapeutic blood levels of ticagrelor that could result from ticagrelor overdosage or drug-drug interactions; dosing of these subjects to begin this quarter (Q3 2019)
- Phase 2b trial expected to begin in Q4 2019; will run in parallel with Phase 3 trial and complete in time for BLA filing
- Phase 3 trial is expected to begin in Q1 2020; based on an 18-month estimated enrollment timeline to reach interim analysis, a potential BLA submission in 2H 2022
- FDA recommended post-approval commitments include completion of the Phase 3 trial and the establishment of a patient registry

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PHASEBio

Positive Preliminary PB2452 Phase 2a Results

- In June 2019, positive preliminary results from the PB2452 Phase 2a trial were disclosed via press release[1]
  - This is the first trial of PB2452 to include older (ages 50-64) and elderly (ages 65-80) subjects on dual antiplatelet therapy of ticagrelor and low-dose aspirin
  - Subjects in the trial resemble the patient population most likely to be treated with ticagrelor and potentially benefit from PB2452, if approved
- Statistically significant reversal of ticagrelor was achieved within 5 minutes of initiation of PB2452 infusion and sustained for over 20 hours
- Platelet function was normalized by 15 minutes following initiation of PB2452 infusion and remained normal for over 20 hours
- In these subjects PB2452 was generally well tolerated, with only minor adverse events reported
- Efficacy of PB2452 in the Phase 2a trial is measured using the same three assays that were utilized in the Phase 1 trial[2], with results from all three assays showing a high degree of correlation in both trials
- Preliminary results consistent with Phase 1 trial

1. https://investors.phasebio.com/news-releases/news-release-details/phasebio-announces-positive-preliminary-results-phase-2a
2. Bhatt, D. L. et al. Antibody-based ticagrelor reversal agent in healthy volunteers. *N. Engl. J. Med.* https://doi.org/10.1056/NEJMoa1901778 (2019)

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PB2452 Granted Breakthrough Therapy Designation In April 2019, PB2452 was granted Breakthrough Therapy designation by FDA Designation supported by Phase 1 trial results, which were recently published in the New England Journal of Medicine1 Breakthrough Therapy designation may be granted by FDA when preliminary clinical evidence indicates that the drug may demonstrate substantial improvement over existing therapies Breakthrough Therapy designation offers companies the following benefits designed to expedite the review process2: Intensive guidance on an efficient drug development program, beginning as early as Phase 1 Organizational commitment involving senior managers All Fast Track designation features including more frequent meetings with FDA and more frequent written communication from FDA Companies may also be eligible for Accelerated Approval and Priority Review, if relevant criteria are met Bhatt, D. L. et al. Antibody-based ticagrelor reversal agent in healthy volunteers. N. Engl. J. Med. https://doi.org/10.1056/NEJMoa1901778 (2019) The U.S. Food and Drug Administration. “Expedited Programs for Serious Conditions – Drugs and Biologics.” Available at: https://www.fda.gov/downloads/Drugs/Guidances/UCM358301.pdf. Accessed April 2019

PB2452 Phase 1 Proof-of-Concept Study in Healthy Subjects Selected as late-breaking oral presentation during featured clinical research session at the American College of Cardiology’s Annual Scientific Session – March 17, 20191 Simultaneously published in the New England Journal of Medicine2 https://www.acc.org/latest-in-cardiology/clinical-trials/2019/03/15/21/37/ticagrelor-reversal-agent Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print].

PB2452 Phase 1 Proof-of-Concept Study in Healthy Subjects

- Randomized, double-blind, placebo-controlled, single ascending dose (SAD), sequential group study (n=64)
  - 3:1 randomization, PB2452-Placebo
- Higher-dose cohorts pre-treated with ticagrelor
  - After 48 hours of ticagrelor, platelet aggregation was suppressed by ~80%, as expected based on approved package insert
- Platelet function evaluated using three well established and commonly used assays: LTA, VerifyNow PRUTest® and VASP
  - Results from all three assays were highly correlated
- Onset of reversal occurred within 5 minutes and was sustained for over 20 hours
  - P<0.001 across all timepoints, Bonferroni adjusted
- Well tolerated with no drug-related serious adverse events
- No evidence of rebound in platelet activity after drug cessation

LTA = light transmittance aggregometry, VASP = vasodilator stimulated phosphoprotein phosphorylation immunoassay
Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. *N Engl J Med 2019;Mar 17:[Epub ahead of print]*.

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PB2452 Phase 1 Proof-of-Concept Trial in Healthy Subjects

Cohort	Ticagrelor Pretreatment	PB2452 IV regimen	Volunteers Active:Placebo
1	None	0.1 g 30 min	3A:1P
2	None	0.3 g 30 min	3A:1P
3	None	1 g 30 min	3A:1P
4	180 mg PO + 90 mg BID x 2 days	1 g 30 min	6A:2P
5	180 mg PO + 90 mg BID x 2 days	3 g 30 min	6A:2P
6	180 mg PO + 90 mg BID x 2 days	9 g 30 min	6A:2P
7	180 mg PO + 90 mg BID x 2 days	18 g (3 g 5 min + 15 g 7 hr 55 min)	6A:2P
8	180 mg PO + 90 mg BID x 2 days	18 g (6 g 15 min + 6 g 3 hr + 6 g 8hr 45 min)	6A:2P
9	180 mg PO + 90 mg BID x 2 days	18 g (6 g 15 min + 6 g 4 hr + 6 g 12 hr)	3A:1P
10	180 mg PO + 90 mg BID x 2 days	18 g (6 g 10 min + 6 g 3 hr + 6 g 13 hr)	6A:2P

- Randomized, double-blind, placebo-controlled, single ascending dose trial (n=64)
  - 0.1 – 18 g of PB2452 infused intravenously over 0.5 – 16 hours
- Platelet function evaluated using three well established and commonly used assays; LTA, VerifyNow PRUTest® and VASP
- Cohorts 9 and 10 achieved trial objectives, forming the basis for dosing in the Phase 2a trial in healthy older and elderly subjects

g = grams, min= minutes, A = active, P = placebo, mg=milligrams, hr=hours, PO=orally, BID= twice per day, LTA = light transmittance aggregometry, VASP = vasodilator stimulated phosphoprotein phosphorylation immunoassay

Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print].
Presented by Dr. Deepak L. Bhatt at the American College of Cardiology Annual Scientific Session (ACC 2019), New Orleans, LA, March 17, 2019. Slides available at: https://www.acc.org/~/media/Clinical/PDF-Files/Approved-PDFs/2019/03/15/ACC19_Slides/Mar17_Sun/3pmET_Ticagrelor-Reversal-Agent-acc-2019.pdf

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Normalized Platelet Function After Ticagrelor Reversal

VerifyNow PRUTest



Normal Platelet Function: Pre-Ticagrelor Dosing
Inhibited Platelet Function: Post-Ticagrelor Dosing
Return to Normal Platelet Function: Post-PB2452 Dosing
Platelet Reactivity Unit
300
250
200
150
100
50
0
-48 hrs
0 hr
5 min
0.25 hr
0.5 hr
1 hr
2 hrs
3 hrs
6 hrs
8 hrs
12 hrs
16 hrs
20 hrs
24 hrs
Nominal Time (h)
Normal Platelet Function
Inhibited Platelet Function

PRU= Platelet Reactivity Units

<u>Cohorts 9 and 10 achieved study objectives and will be the basis for dosing in the Phase 2a study in generally healthy older volunteers</u>

- ✓ Dose-dependent response across all cohorts tested
- ✓ Immediate reversal within 5 minutes of start of infusion
- ✓ Sustained duration of reversal extended to 20+ hours
- ✓ Rapid resumption of ticagrelor dosing post infusion
- ✓ Well tolerated across all cohorts
- ✓ No drug-related SAEs

Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print].
Presented by Dr. Deepak L. Bhatt at the American College of Cardiology Annual Scientific Session (ACC 2019), New Orleans, LA, March 17, 2019. Slides available at: https://www.acc.org/~/media/Clinical/PDF-Files/Approved-PDFs/2019/03/15/ACC19_Slides/Mar17_Sun/3pmET_Ticagrelor-Reversal-Agent-acc-2019.pdf

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Platelet Aggregation with AA and TRAP

Mean platelet aggregation by LTA using AA (top) or TRAP (bottom) as agonist



Arachidonic acid (AA)
%Platelet aggregation by AA
100
80
60
40
20
0
-48
0
2
4
6
8
10
12
14
16
18
20
22
24
32
40
48
Nominal Time (h)
PB2452 18g(C7)
PB2452 18g(C8)
PB2452 18g(C9)
PB2452 18g(C10)
Placebo (C7-10)



Thrombin receptor activating peptide (TRAP)
%Platelet aggregation by TRAP
100
80
60
40
20
0
-48
0
2
4
6
8
10
12
14
16
18
20
22
24
32
40
48
Nominal Time (h)
PB2452 18g(C7)
PB2452 18g(C8)
PB2452 18g(C9)
PB2452 18g(C10)
Placebo (C7-10)

No platelet rebound effect observed

- Absence of platelet hyper-reactivity, or rebound effect with arachidonic acid and thrombin receptor activating peptide between 5 minutes and 48 hours
- Platelet rebound between 5 minutes and 48 hours was also ruled out by the response to low-dose ADP versus high-dose ADP*

Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. *N Engl J Med* 2019;Mar 17:[Epub ahead of print].

*ADP data presented by Dr. Deepak L. Bhatt at the American College of Cardiology Annual Scientific Session (ACC 2019), New Orleans, LA, March 17, 2019. Slides available at: https://www.acc.org/~/media/Clinical/PDF-Files/Approved-PDFs/2019/03/15/ACC19_Slides/Mar17_Sun/3pmET_Ticagrelor-Reversal-Agent-acc-2019.pdf

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PHASEBio

Treatment-Emergent Adverse Events  Preferred Term All Placebo (N=16) n (%) All PB2452 (N=48) n (%) Total Number of TEAEs 3 27 Number of volunteers with at Least 1 TEAE 2 (12.5) 17 (35.4) Infusion site bruising 0 4 (8.3) Medical device site reaction 0 3 (6.3) Infusion site extravasation 0 2 (4.2) Vessel puncture site bruise 0 2 (4.2) Abdominal pain 0 1 (2.1) Acute respiratory failure 0 1 (2.1) Alcohol poisoning 0 1 (2.1) Blood urine present 0 1 (2.1) Conjunctivitis 0 1 (2.1) Contusion 1 (6.3) 0 Dizziness 0 1 (2.1) Eyelid irritation 1 (6.3) 0 Gastroenteritis 0 1 (2.1) Hematuria 0 1 (2.1) Infusion site reaction 0 1 (2.1) Musculoskeletal chest pain 1 (6.3) 0 Nasopharyngitis 0 1 (2.1) Oropharyngeal pain 0 1 (2.1) Pharyngitis streptococcal 0 1 (2.1) Pneumonia aspiration 0 1 (2.1) Skin abrasion 0 1 (2.1) Upper limb fracture 0 1 (2.1) Treatment-emergent adverse events were limited mostly to mild injection site issues Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print].

Development and Regulatory Timelines

Clinical Studies

BLA enabling data


2019
2020
2021
2022
2023
NEJM
Phase 2a
Phase 2b: Healthy older and elderly subjects
N=200, 150 randomized to receive PB2452
Breakthrough Therapy
FDA EOP1
Phase 3 Interim Analysis for Accelerated Approval
Post-approval completion of Phase 3
N=100, ~50 major bleeding subjects, ~50 urgent surgery subjects
N=100, ~50 major bleeding subjects, ~50 urgent surgery subjects
Planned BLA Submission for Accelerated Approval

Clinical Trial Timelines

- Phase 2a testing additional reversal regimen to cover 180 mg BID (2x recommended dose) in healthy older and elderly subjects on DAPT
  - Trial will be completed Q4 2019, not required to finish prior to Phase 2b
- Phase 2b expected to start Q4 2019, N=200 total, evaluation of dosing regimen and overall safety of PB2452 in healthy older and elderly subjects on DAPT
- Phase 3 initiation expected Q1 2020, N=200 total, evaluation of efficacy in ticagrelor-treated subjects with major bleeding events or requiring urgent surgery
  - Interim analysis of first 100 patients recommended by FDA for Accelerated Approval submission, with approximately 50 in each of the major bleeding and surgery populations

NEJM= New England Journal of Medicine, EOP1=End of Phase 1 Meeting, BID=twice per day, DAPT=Dual antiplatelet therapy (ticagrelor + aspirin), BLA=Biologics License Application

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PHASEBio

Continued Long Term Unit Growth of Ticagrelor

Fueled by PB2452 approval

- Brilinta/Brilique sales in 2018 were $1.32B and growing (+22% Y/Y)
  - Patient growth drives Y/Y revenue growth in all regions: EU (+18%), US (+16%), Emerging Markets (+46%)
- In February 2019, Brilinta Phase III THEMIS[1] trial met primary endpoint in patients with established coronary artery disease and type-2 diabetes
- Brilinta Phase III THALES[2] trial in stroke expected to readout in 2020

Ticagrelor Differentiation *vs. clopidogrel*	Now	Post PB2452 Launch	Post LOE of ticagrelor
Efficacy	✓	✓	✓
Safety	-- *(no reversal agent)*	✓	✓
Price	✗ *(branded vs. generic)*	✗ *(branded vs. generic)*	✓

1. https://www.astrazeneca.com/media-centre/press-releases/2019/brilintas-phase-iii-themis-trial-met-primary-endpoint-in-patients-with-established-coronary-artery-disease-and-type-2-diabetes-25022019.html
2. https://clinicaltrials.gov/ct2/show/study/NCT03354429

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PHASEBio

PB2452 Program Summary and Next Steps

- Product profile: Immediate and sustained reversal of ticagrelor antiplatelet effects
  - Major bleeding and urgent surgical scenarios require immediate and sustained reversal
  - Duration of reversal dependent on infusion length
- Clinically important immediate and sustained reversal of ticagrelor observed in Phase 1 and Phase 2a trials
  - Well tolerated and no PB2452-related SAEs
- Announced receipt of meeting minutes from PB2452 End of Phase 1 meeting with FDA
  - FDA agreement on development plan and Accelerated Approval regulatory path
  - Single, non-randomized, open label Phase 3 trial in both surgical and major bleeding populations planned to support a Biologics License Application
- Next steps for program
  - Preliminary results from Phase 2a trial demonstrated immediate and sustained reversal in healthy older and elderly subjects on DAPT
  - Phase 2a trial to confirm regimen for reversal of supratherapeutic blood levels of ticagrelor
  - Initiation of large Phase 2b trial in healthy older and elderly subjects: Q4 2019
  - Non-randomized Phase 3 trial to start in Q1 2020

SAEs=Serious adverse events, DAPT=Dual antiplatelet therapy (ticagrelor + aspirin)

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PHASEBio

Elastin-Like Polypeptide Technology (ELP) – Engine for Growth

Proprietary Elastin-Like Polypeptide (ELP) Technology

Growth Engine for PhaseBio Preclinical Pipeline

PROLONGED CIRCULATING HALF-LIFE



"Biopolymer"
Active Moiety
Repeating Sequence of Human Elastin Peptides
VPGXG
n
Peptide/Protein (VIP, GLP1, etc.)

= **UP TO 200x INCREASE IN ½ LIFE**

+

COACERVATION DELIVERS SLOW RELEASE



Outside Body
Inside Body
Temperature
Highly Soluble ELP
Non-Soluble ELP

= **WEEKLY OR MONTHLY DOSING**



Temperature-induced phase transition
Active moiety
ELP biopolymer
PHASE Bio

IMPROVING

- Pharmacokinetics
- Slower rate of bioavailability
- Ease of Administration
- Patient Compliance

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PHASE Bio

ELP: A Highly Flexible Technology for Modulating Pharmacokinetics

CORE ELP TECHNOLOGY

VERSATILE: MANY ACTIVE MOIETIES POSSIBLE	• Peptides or proteins can be genetically fused to N- or C-terminus[1], or both. Chemical conjugation to small molecules or peptides
LOW COST MANUFACTURING	• Can be produced in *E.coli*, yeast or mammalian cells
FLEXIBLE EXPOSURE	• ELP engineering enables exposures ranging from weekly or monthly to rapid uptake (e.g. prandial insulin)
WELL TOLERATED	• Well characterized across multiple clinical programs

1. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3622222/

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PHASEBio

PB1046 - Once Weekly Vasoactive Intestinal Peptide (VIP) Analog for Pulmonary Arterial Hypertension

High Unmet Need in an Orphan Disease Primary Pulmonary Arterial Hypertension (PAH, WHO Group 1 PH) High unmet need for novel disease-modifying PAH therapies for greater efficacy All 3 approved drug classes in PAH are vasodilators: prostacyclin, endothelin, and nitric oxide pathways Patients inevitably continue to decline and die on standard of care VIP addresses PAH vasoconstriction, progressive vascular remodeling, and right heart failure McGlaughlin et al. (2015) J. Am. Coll. Cardiol., 65:18

PB1046: Harnessing VIP to Create a Stable, Long-Acting Drug

VIP as a THERAPEUTIC AGENT


VPAC2
VPAC1
VIP Peptide
VPAC2
VPAC1
PB1046

Half-Life ~ 1 minute in Humans

Half-Life ~60 Hours in Humans

PRECLINICAL STUDIES

Support Clinical Development for:

- **Pulmonary Arterial Hypertension**
- DMD Cardiomyopathy
- Heart Failure (Chemotherapy-Induced HF or HFpEF)
- Cystic Fibrosis

MECHANISM OF ACTION VIA VPAC2 RECEPTOR

- Potent vasodilator
- Anti-inflammatory and anti-fibrotic
- Cardiac support through increased inotropy and lusitropy

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PB1046 Clinical Development Activities to Date Have Supported Advancement into a Phase 2b PAH Efficacy Study

PHASE 1 Studies Completed		PAH PHASE 2 Studies	
SAD study in HTN patients washed off meds	4-week MAD study in HFrEF patients on SOC	Open-Label Phase 2a CardioMEMS in PAH study: Safety and Hemodynamics	Phase 2b PAH Efficacy 16-Wk Randomized, Controlled Study

• Well tolerated for a week over broad range of exposure; no drug-related SAEs
• Prolonged PK/PD profile over 1 week
• VIP activity confirmed (Systolic and Diastolic BP lowering)
	• Well tolerated across dose range; no drug-related SAEs
	• Replicated PK/PD from SAD over 4 weekly SC injections
	• VIP activity reproduced in HFrEF patients on SOC
		CardioMEMS Open-Label PAH Study
		• N = 3 patients, dosed weekly for 8 wks, followed by extension
		  • No longer enrolling patients
		• Realtime PA pressure and other hemodynamic monitoring
		• Initial data show improved hemodynamics
		• One drug-related SAE reported in extension portion of open-label pilot study
			Phase 2b PAH 16 wk randomized, controlled study
			• N = ~60 class II/III PAH patients, dosed weekly x 16 weeks
			  • Individual dose titration to MTD
			• Efficacy endpoints PVR via RHC, 6MWD
			• Extension study to follow

COMPLETED	COMPLETED	COMPLETED	PHASE 2b STUDY ACTIVELY ENROLLING

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PB1046 Single Ascending Dose Study

PK and PD Support Once-Weekly SC Administration

PK HALF-LIFE ~60 HOURS



Slow Release Kinetics
(Tmax 48 h)
Serum Concentration PB1046 (ng/mL)
1000
100
10
1
0.1
0
1
2
3
4
5
6
7
Time (days)
0.05mg/kg
0.1mg/kg
0.2mg/kg
0.4mg/kg
0.8mg/kg

VIP EFFECT ON SYSTOLIC BLOOD PRESSURE



Restart Background
Anti-hypertensive Therapy
Change in systolic blood pressure (mmHg)
10
5
0
-5
-10
-15
-20
-25
-30
0
1
2
3
4
5
6
7
14
21
28
Time (days)
Placebo (n = 10)
PB1046 0.8 mg/kg (n=6)

- Single subcutaneous injections in hypertensive patients washed off medications
  - Well tolerated, week-long PK, dose-dependent VIP activity observed
  - Supports weekly SC dosing in multi-dose studies

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PB1046 Multiple Ascending Dose Study

Multi-Dose Safety and PK/PD Confirmed in HFrEF Patients

- MAD in HFrEF completed 4Q2017
- Weekly SC injections x 4 weeks in 29 HF patients maintained on SOC meds
  - Well tolerated in a sick patient population on multiple vasoactive medications
  - Prolonged PK profile replicated in heart failure patients
  - Dose-related systolic BP reduction confirms durable VIP activity

PB1046 Induced Sustained Reduction in Systolic BP


Placebo
PB1046 1.2 mg/kg
Change in systolic blood pressure (mmHg)
20
15
10
5
0
-5
-10
-15
-20
-25
-30
0
7
14
21
28
35
Time relative to first dosing (days)

p = 0.043, placebo vs PB1046 1.2 mg/kg

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PB1046 Phase 2b PAH Study Actively Recruiting

- PAH WHO functional class II/III subjects on two drug oral SOC therapy
  - 16 week randomized, double-blinded, controlled study with extension
  - Primary endpoints: Pulmonary vascular resistance (PVR) via RHC, 6MWD, safety

PB1046 individually titrated to Maximum Tolerated Dose
• Weekly SC injection x 16 weeks

PB1046 Minimum Effective Dose with mock dose titration
• Weekly SC injection x 16 weeks

Open-label extension

- Designed to support placebo-controlled Phase 3 registrational study
- PhaseBio awarded NIH/NHLBI SBIR R44 grant to support PAH program
  - $2.8M award supports CardioMEMS and Phase 2b PAH studies

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